                                 Exhibit 23.1
                                 ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Charles E. Smith Residential Realty L.P.'s previously filed Registration Statement File No. 33-82382, and Registration Statement File No. 333-67421.


                                           /s / ARTHUR ANDERSEN LLP





Vienna, Virginia
March 27, 2000

                                      E-6